Exhibit 99.1

Investor Relations Contact:
Isabell Novakov
214-252-4029
inovakov@hilltop-holdings.com

Hilltop Holdings Inc. Announces Financial Results for Fourth Quarter and Full Year 2016

DALLAS — (BUSINESS WIRE) January 26, 2017 — Hilltop Holdings Inc. (NYSE: HTH) (“Hilltop”) today announced financial results for the fourth quarter and full year 2016. Hilltop produced income of $35.3 million, or $0.36 per diluted share, for the fourth quarter of 2016, compared to $20.7 million, or $0.21 per diluted share, for the fourth quarter of 2015. During the fourth quarter of 2016, our results included a specific legal reserve of $16.0 million related to one matter involving Hilltop Securities. Income to common stockholders for the full year 2016 was $145.9 million, or $1.48 per diluted share, compared to $209.1 million, or $2.09 per diluted share, for the full year 2015. Income to common stockholders during the full year 2015 included the recognition of a bargain purchase gain related to the acquisition of SWS Group, Inc. (“SWS Merger”) of $81.3 million, or $0.81 per diluted share. Hilltop’s annualized return on average assets and return on average equity for the fourth quarter of 2016 were 1.13% and 7.56%, respectively, compared to 0.68% and 4.70%, respectively, for the fourth quarter of 2015. The return on average assets and return on average equity for the full year 2016 were 1.21% and 8.13%, respectively, compared to 1.70% and 12.32% for the full year 2015, respectively.

Hilltop also announced that its Board of Directors declared a quarterly cash dividend of $0.06 per common share, payable on February 28, 2017, to all common stockholders of record as of the close of business on February 15, 2017. Additionally, the Hilltop Board of Directors reauthorized the stock repurchase program originally approved during 2016 through January 2018, under which Hilltop may repurchase, in the aggregate, up to $50.0 million of its outstanding common stock.

Jeremy Ford, Co-CEO of Hilltop, said, “With the notable exception of two significant adverse items, we are very pleased with our financial and operating results for 2016. Despite these charges, our results demonstrate the diversification and resilience of our franchise. With a strong capital base, solid liquidity and great business model, we are well positioned for the future.”

Alan White, Co-CEO of Hilltop, added, “All of our businesses generated impressive financial results in 2016. Highlights from this year’s performance include double-digit total loan growth at PlainsCapital Bank, record mortgage volume at PrimeLending, significantly improved operating margins at Hilltop Securities, and a solid underwriting profit at National Lloyds. We remain focused on growing all of our businesses profitably, serving our customers and providing a great place for our associates to thrive.”

Fourth Quarter 2016 Highlights for Hilltop:

•	Hilltop’s total assets were $12.7 billion at December 31, 2016, compared to $12.4 billion at September 30, 2016;
•	Hilltop’s common equity increased by $24.8 million from September 30, 2016 to $1.9 billion at December 31, 2016;
•

Non-covered loans[1] held for investment, net of allowance for loan losses, increased by 3.0% to $5.8 billion and covered loans[1], net of allowance for loan losses, decreased by 12.4% to $255.7 million at December 31, 2016 from September 30, 2016;

•

Non-covered non-performing loans decreased to $24.4 million, or 0.32% of total non-covered loans, at December 31, 2016, compared to $25.2 million, or 0.34% of total non-covered loans, at September 30, 2016;

•	Energy classified and criticized loans were $28.7 million at December 31, 2016, down from $39.4 million at September 30, 2016;
•	Loans held for sale increased by 7.3% to $1.8 billion from September 30, 2016 to December 31, 2016;
•	Total deposits were $7.1 billion at December 31, 2016, compared to $7.0 billion at September 30, 2016;
•	Hilltop maintained strong capital levels with a Tier 1 Leverage Ratio[2] of 13.51% and a Common Equity Tier 1 Capital Ratio of 18.30% at December 31, 2016;

•	Hilltop’s net interest margin[3] increased to 3.80% for the fourth quarter of 2016, from 3.65% in the third quarter of 2016;
•	The provision for loan losses was $4.3 million during the fourth quarter of 2016, compared to $4.0 million in the third quarter of 2016;
•	For the fourth quarter of 2016, noninterest income was $309.1 million, compared to $276.9 million in the fourth quarter of 2015, an 11.6% increase;
•	For the fourth quarter of 2016, noninterest expense was $355.8 million, compared to $338.7 million in the fourth quarter of 2015, a 5.0% increase; and
•

During the fourth quarter of 2016, Hilltop incurred $0.8 million in pre-tax transaction and integration costs related to the SWS Merger, consisting of $0.1 million in the broker-dealer segment and $0.7 million within corporate.

1   “Covered loans” refer to loans acquired in the FNB Transaction that are subject to loss-share agreements with the FDIC, while all other loans are referred to as “non-covered loans.”

2   Based on the end of period Tier 1 capital divided by total average assets during 2016, excluding goodwill and intangible assets.

3   Net interest margin is defined as net interest income divided by average interest-earning assets.

Consolidated Financial and Other Information

Consolidated Balance Sheets	December 31,	September 30,	June 30,	March 31,	December 31,
(in 000's)	2016	2016	2016	2016	2015
Cash and due from banks	$669,357	$528,519	$583,984	$512,103	$652,036
Federal funds sold	21,407	40,419	29,677	15,406	17,409
Securities purchased under agreements to resell	89,430	138,284	149,474	96,646	105,660
Assets segregated for regulatory purposes	180,993	173,840	120,214	120,714	158,613
Securities:
Trading, at fair value	265,534	402,104	305,418	368,425	214,146
Available for sale, at fair value	598,007	563,720	517,784	666,328	673,706
Held to maturity, at amortized cost	351,831	365,934	354,443	310,478	332,022
	1,215,372	1,331,758	1,177,645	1,345,231	1,219,874
Loans held for sale	1,795,463	1,673,069	1,550,475	1,344,333	1,533,678
Non-covered loans, net of unearned income	5,843,499	5,674,655	5,472,446	5,335,547	5,207,617
Allowance for non-covered loan losses	(54,186)	(52,625)	(51,013)	(48,450)	(45,415)
Non-covered loans, net	5,789,313	5,622,030	5,421,433	5,287,097	5,162,202

Covered loans, net of allowance for covered loan losses	255,714	292,031	322,073	346,169	378,762
Broker-dealer and clearing organization receivables	1,497,741	1,340,617	2,257,480	1,370,622	1,362,499
Premises and equipment, net	190,361	190,645	189,511	198,414	200,618
FDIC indemnification asset	71,313	73,351	74,460	80,522	91,648
Covered other real estate owned	51,642	61,988	67,634	78,890	99,090
Other assets	613,453	657,805	832,344	631,699	578,236
Goodwill	251,808	251,808	251,808	251,808	251,808
Other intangible assets, net	44,695	47,112	49,690	52,274	54,868
Total assets	$12,738,062	$12,423,276	$13,077,902	$11,731,928	$11,867,001

Deposits:
Non-interest bearing	$2,199,483	$2,232,813	$2,280,108	$2,233,608	$2,235,436
Interest bearing	4,864,328	4,797,772	4,846,705	4,750,567	4,717,247
Total deposits	7,063,811	7,030,585	7,126,813	6,984,175	6,952,683
Broker-dealer and clearing organization payables	1,347,128	1,251,839	2,111,994	1,284,016	1,338,305
Short-term borrowings	1,417,289	1,265,022	1,012,862	832,921	947,373
Securities sold, not yet purchased, at fair value	153,889	164,633	178,235	165,704	130,044
Notes payable	317,912	313,313	319,636	232,190	238,716
Junior subordinated debentures	67,012	67,012	67,012	67,012	67,012
Other liabilities	496,501	481,504	464,904	405,899	454,743
Total liabilities	10,863,542	10,573,908	11,281,456	9,971,917	10,128,876

Common stock	985	985	985	986	989
Additional paid-in capital	1,572,877	1,570,025	1,568,053	1,567,150	1,577,270
Accumulated other comprehensive income	485	8,039	8,782	6,878	2,629
Retained earnings	295,568	266,048	214,116	183,042	155,475
Deferred compensation employee stock trust, net	903	900	938	1,020	1,034
Employee stock trust	(309)	(309)	(347)	(428)	(443)
Total Hilltop stockholders' equity	1,870,509	1,845,688	1,792,527	1,758,648	1,736,954
Noncontrolling interests	4,011	3,680	3,919	1,363	1,171
Total stockholders' equity	1,874,520	1,849,368	1,796,446	1,760,011	1,738,125
Total liabilities & stockholders' equity	$12,738,062	$12,423,276	$13,077,902	$11,731,928	$11,867,001

	Three Months Ended			Year Ended
Consolidated Income Statements	December 31,	September 30,	December 31,	December 31,	December 31,
(in 000's, except per share data)	2016	2016	2015	2016	2015
Interest income:
Loans, including fees	$102,046	$97,590	$94,689	$389,637	$390,359
Securities borrowed	6,566	9,037	11,242	29,518	41,051
Securities:
Taxable	7,097	5,935	7,046	26,233	26,584
Tax-exempt	1,530	1,518	1,647	6,222	6,628
Other	1,096	1,183	1,338	4,344	5,216
Total interest income	118,335	115,263	115,962	455,954	469,838

Interest expense:
Deposits	3,971	3,996	3,589	15,843	15,523
Securities loaned	4,653	6,954	8,388	22,510	29,893
Short-term borrowings	1,829	1,497	1,218	5,803	4,574
Notes payable	2,856	2,793	2,661	10,849	8,143
Junior subordinated debentures	703	673	616	2,676	2,401
Other	199	180	177	742	721
Total interest expense	14,211	16,093	16,649	58,423	61,255

Net interest income	104,124	99,170	99,313	397,531	408,583
Provision for loan losses	4,347	3,990	4,277	40,620	12,715
Net interest income after provision for loan losses	99,777	95,180	95,036	356,911	395,868

Noninterest income:
Net realized gains on securities	—	—	—	—	4,403
Net gains from sale of loans and other mortgage production income	137,270	175,412	114,080	606,991	519,103
Mortgage loan origination fees	24,850	26,807	19,514	96,267	77,708
Securities commissions and fees	39,425	39,722	37,459	157,906	160,660
Investment and securities advisory fees and commissions	31,690	31,129	33,678	115,992	115,932
Net insurance premiums earned	38,344	38,747	41,001	155,545	162,082
Bargain purchase gain	—	—	—	—	81,289
Other	37,548	42,641	31,195	154,264	106,465
Total noninterest income	309,127	354,458	276,927	1,286,965	1,227,642

Noninterest expense:
Employees' compensation and benefits	208,760	225,194	182,472	834,113	765,887
Occupancy and equipment, net	27,154	27,460	30,285	109,418	119,653
Loss and loss adjustment expenses	14,018	16,055	21,630	89,243	99,066
Policy acquisition and other underwriting expenses	10,757	11,064	11,928	44,389	47,126
Other	95,095	84,360	92,406	335,308	308,284
Total noninterest expense	355,784	364,133	338,721	1,412,471	1,340,016

Income before income taxes	53,120	85,505	33,242	231,405	283,494
Income tax expense	17,582	33,017	12,020	83,461	70,915
Net income	35,538	52,488	21,222	147,944	212,579
Less: Net income attributable to noncontrolling interest	217	556	495	2,050	1,606
Income attributable to Hilltop	35,321	51,932	20,727	145,894	210,973
Dividends on preferred stock	—	—	—	—	1,854
Income applicable to Hilltop common stockholders	$35,321	$51,932	$20,727	$145,894	$209,119

Earnings per common share:
Basic	$0.36	$0.53	$0.21	$1.48	$2.10
Diluted	$0.36	$0.53	$0.21	$1.48	$2.09

Cash dividends declared per common share	$0.06	$—	$—	$0.06	$—

Weighted average shares outstanding:
Basic	98,514	98,490	98,412	98,404	99,074
Diluted	98,810	98,625	99,266	98,629	99,962

	Three Months Ended December 31, 2016
Segment Results			Mortgage			All Other and	Hilltop
(in 000's)	Banking	Broker-Dealer	Origination	Insurance	Corporate	Eliminations	Consolidated
Net interest income (expense)	$94,401	$8,858	$(3,648)	$951	$(1,844)	$5,406	$104,124
Provision for loan losses	4,381	(34)	—	—	—	—	4,347
Noninterest income	13,567	98,473	162,347	40,475	—	(5,735)	309,127
Noninterest expense	63,699	107,389	149,278	28,095	7,565	(242)	355,784
Income (loss) before income taxes	$39,888	$(24)	$9,421	$13,331	$(9,409)	$(87)	$53,120

	Year Ended December 31, 2016
			Mortgage			All Other and	Hilltop
(in 000's)	Banking	Broker-Dealer	Origination	Insurance	Corporate	Eliminations	Consolidated
Net interest income (expense)	$363,083	$31,172	$(11,589)	$3,164	$(7,257)	$18,958	$397,531
Provision for loan losses	40,673	(53)	—	—	—	—	40,620
Noninterest income	52,579	385,766	704,126	164,841	2	(20,349)	1,286,965
Noninterest expense	244,715	377,524	614,741	146,601	29,938	(1,048)	1,412,471
Income (loss) before income taxes	$130,274	$39,467	$77,796	$21,404	$(37,193)	$(343)	$231,405

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
Selected Financial Data	2016	2016	2015	2016	2015

Hilltop Consolidated:
Return on average stockholders' equity	7.56%	11.41%	4.70%	8.13%	12.32%
Return on average assets	1.13%	1.69%	0.68%	1.21%	1.70%
Net interest margin (1)	3.80%	3.65%	3.70%	3.74%	3.78%
Net interest margin (taxable equivalent) (2):
As reported	3.82%	3.67%	3.73%	3.76%	3.81%
Impact of purchase accounting	71 bps	64 bps	79 bps	67 bps	94 bps
Book value per common share ($)	18.98	18.73	17.56	18.98	17.56
Shares outstanding, end of period (000's)	98,544	98,541	98,896	98,544	98,896

Banking Segment:
Net interest margin (1)	4.57%	4.50%	4.90%	4.65%	5.05%
Net interest margin (taxable equivalent) (2):
As reported	4.59%	4.53%	4.92%	4.68%	5.08%
Impact of purchase accounting	96 bps	90 bps	119 bps	93 bps	142 bps
Accretion of discount on loans ($000's)	17,926	15,969	19,503	67,870	96,119
Non-covered net charge-offs (recoveries) ($000's)	3,083	3,107	2,088	32,970	3,799
Return on average assets	1.09%	1.09%	1.07%	0.94%	1.36%
Fee income ratio	12.57%	12.31%	13.83%	12.65%	14.50%
Efficiency ratio	59.00%	59.59%	62.78%	58.87%	56.45%
Employees' compensation and benefits ($000's)	32,350	31,167	27,456	123,489	120,650

Broker-Dealer Segment:
Employees' compensation and benefits ($000's)	62,929	68,051	62,868	252,772	255,629
Variable compensation expense ($000's)	37,984	42,446	35,298	148,611	136,337
Compensation as a % of net revenue	58.6%	61.1%	63.2%	60.6%	69.6%
Pre-tax margin	-0.02%	15.65%	3.70%	9.47%	-0.07%

Mortgage Origination Segment:
Mortgage loan originations - volume ($000's):
Home purchases	2,772,316	3,191,851	2,344,328	11,276,378	9,891,792
Refinancings	1,115,764	1,300,702	721,308	4,183,835	3,460,327
Total mortgage loan originations - volume	3,888,080	4,492,553	3,065,636	15,460,213	13,352,119
Mortgage loan sales - volume ($000's)	3,723,751	4,349,794	2,888,903	15,155,340	13,129,069
Mortgage servicing rights asset ($000's) (3)	61,968	43,751	52,285	61,968	52,285
Employees' compensation and benefits ($000's)	106,894	120,548	87,387	435,669	370,643
Variable compensation expense ($000's)	64,809	75,271	48,706	266,373	228,590

Insurance Segment:
Loss and LAE ratio	36.6%	41.4%	52.8%	57.4%	61.1%
Expense ratio	33.2%	33.6%	34.2%	33.5%	33.8%
Combined ratio	69.8%	75.0%	87.0%	90.9%	94.9%
Employees' compensation and benefits ($000's)	2,262	2,401	2,180	9,145	8,426

(1)	Net interest margin is defined as net interest income divided by average interest-earning assets.
(2)

Net interest margin (taxable equivalent), a non-GAAP measure, is defined as taxable equivalent net interest income divided by average interest-earning assets. Taxable equivalent adjustments are based on a 35% federal income tax rate. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest margins for all earning assets, we use net interest income on a taxable-equivalent basis in calculating net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. For the periods presented, the taxable equivalent adjustments to interest income for Hilltop Consolidated were $0.6 million, $0.5 million, $0.8 million, $0.7 million and $0.8 million, respectively, and for the Banking Segment were $0.4 million, $0.4 million, $0.5 million, $2.4 million and $3.0 million, respectively.

(3)	Reported on a consolidated basis and therefore does not include mortgage servicing rights assets related to loans serviced for the banking segment, which are eliminated in consolidation.

	December 31,	September 30,	June 30,	March 31,	December 31,
Capital Ratios	2016	2016	2016	2016	2015
Tier 1 capital (to average assets):
PlainsCapital	12.35%	12.65%	12.72%	12.70%	13.22%
Hilltop	13.51%	13.41%	13.18%	13.35%	12.65%
Common equity Tier 1 capital (to risk-weighted assets):
PlainsCapital	14.64%	15.15%	14.71%	15.10%	16.23%
Hilltop	18.30%	17.80%	16.67%	17.56%	17.87%
Tier 1 capital (to risk-weighted assets):
PlainsCapital	14.64%	15.15%	14.77%	15.12%	16.25%
Hilltop	18.87%	18.37%	17.26%	18.17%	18.48%
Total capital (to risk-weighted assets):
PlainsCapital	15.38%	15.90%	15.51%	15.87%	16.99%
Hilltop	19.34%	18.82%	17.69%	18.60%	18.89%

	December 31,	September 30,	June 30,	March 31,	December 31,
Non-Covered Non-Performing Loans Portfolio Data	2016	2016	2016	2016	2015

Non-covered loans accounted for on a non-accrual basis ($000's):
Commercial and industrial	9,515	19,651	18,412	19,179	17,764
Real estate	13,932	4,817	4,777	7,802	7,160
Construction and land development	755	703	139	102	114
Consumer	244	50	61	1	7
Broker-dealer	—	—	—	—	—
	24,446	25,221	23,389	27,084	25,045

Non-covered non-performing loans as a % of total non-covered loans	0.32%	0.34%	0.33%	0.40%	0.37%

Non-covered other real estate owned ($000's)	4,507	3,063	2,656	543	394

Other repossessed assets ($000's)	1,117	1,654	—	30	—

Non-covered non-performing assets ($000's)	30,070	29,938	26,045	27,657	25,439

Non-covered non-performing assets as a % of total assets	0.24%	0.24%	0.20%	0.24%	0.21%

Non-covered non-PCI loans past due 90 days or more and still accruing ($000's)	47,680	41,824	50,032	51,943	50,776

Troubled debt restructurings included in accruing non-covered loans ($000's)	1,196	1,216	1,235	1,409	1,418

	December 31,	September 30,	June 30,	March 31,	December 31,
PlainsCapital Bank - Energy Exposure	2016	2016	2016	2016	2015

Select Energy Statistics
Outstanding energy loan balance ($MM)	166.5	168.8	223.6	233.5	179.8
Energy unfunded commitments ($MM)	121.4	120.7	88.5	102.9	108.7
Energy loans as a % of total loans	3.0%	3.1%	4.2%	4.5%	3.6%
Classified and criticized energy loans ($MM):
Criticized energy loans	0.0	1.8	12.7	13.0	3.4
Performing classified energy loans	23.5	24.2	22.1	33.4	25.7
Non-performing classified energy loans	5.2	13.4	6.7	4.9	3.6
	28.7	39.4	41.5	51.3	32.7

Unimpaired energy reserves ($MM)	10.6	10.0	9.8	9.2	7.3
Energy reserves as a % of energy loans	6.5%	6.7%	4.7%	4.3%	4.4%
Energy NCOs ($MM)	1.5	1.0	0.4	0.2	1.2

Energy Portfolio Breakdown
Exploration and production	11%	13%	10%	13%	19%
Services:
Field services	22%	26%	22%	22%	21%
Pipeline construction	21%	21%	15%	15%	23%
	43%	47%	37%	37%	44%
Midstream:
Distribution	30%	21%	38%	37%	25%
Transportation	9%	11%	9%	7%	7%
	39%	32%	47%	44%	32%
Other:
Wholesalers	1%	1%	1%	1%	2%
Equipment rentals	0%	0%	0%	0%	1%
Equipment wholesalers	6%	7%	5%	5%	2%
Total	100%	100%	100%	100%	100%

	Three Months Ended December 31,
	2016			2015
	Average	Interest	Annualized	Average	Interest	Annualized
	Outstanding	Earned or	Yield or	Outstanding	Earned or	Yield or
	Balance	Paid	Rate	Balance	Paid	Rate
Assets
Interest-earning assets
Loans, gross (1)	$7,588,895	$102,046	5.32%	$6,641,385	$94,689	5.63%
Investment securities - taxable	1,031,667	7,076	2.74%	1,089,791	7,027	2.57%
Investment securities - non-taxable (2)	282,027	2,139	3.03%	251,733	2,369	3.76%
Federal funds sold and securities purchased under agreements to resell	145,354	40	0.11%	109,365	68	0.25%
Interest-bearing deposits in other financial institutions	411,538	500	0.48%	461,738	352	0.30%
Other	1,446,216	7,142	1.94%	2,098,123	12,179	2.27%
Interest-earning assets, gross	10,905,697	118,943	4.31%	10,652,135	116,684	4.33%
Allowance for loan losses	(54,089)			(44,995)
Interest-earning assets, net	10,851,608			10,607,140
Noninterest-earning assets	1,646,800			1,684,642
Total assets	$12,498,408			$12,291,782

Liabilities and Stockholders' Equity
Interest-bearing liabilities
Interest-bearing deposits	$4,839,376	$3,971	0.33%	$4,657,125	$3,588	0.31%
Notes payable and other borrowings	2,767,672	10,240	1.46%	2,999,487	13,060	1.72%
Total interest-bearing liabilities	7,607,048	14,211	0.74%	7,656,612	16,648	0.86%
Noninterest-bearing liabilities
Noninterest-bearing deposits	2,356,373			2,248,847
Other liabilities	674,297			636,884
Total liabilities	10,637,718			10,542,343
Stockholders’ equity	1,857,830			1,748,632
Noncontrolling interest	2,860			807
Total liabilities and stockholders' equity	$12,498,408			$12,291,782

Net interest income (2)		$104,732			$100,036
Net interest spread (2)			3.57%			3.47%
Net interest margin (2)			3.82%			3.73%

	Year Ended December 31,
	2016			2015
	Average	Interest	Annualized	Average	Interest	Annualized
	Outstanding	Earned or	Yield or	Outstanding	Earned or	Yield or
	Balance	Paid	Rate	Balance	Paid	Rate
Assets
Interest-earning assets
Loans, gross (1)	$7,153,769	$389,637	5.45%	$6,550,164	$390,359	5.96%
Investment securities - taxable	1,038,838	26,152	2.52%	1,112,524	26,511	2.38%
Investment securities - non-taxable (2)	282,780	8,674	3.07%	250,870	9,629	3.84%
Federal funds sold and securities purchased under agreements to resell	150,337	155	0.10%	99,037	120	0.12%
Interest-bearing deposits in other financial institutions	426,150	2,024	0.47%	587,742	1,491	0.25%
Other	1,589,283	31,765	2.00%	2,189,579	44,729	2.04%
Interest-earning assets, gross	10,641,157	458,407	4.31%	10,789,916	472,839	4.38%
Allowance for loan losses	(51,925)			(42,924)
Interest-earning assets, net	10,589,232			10,746,992
Noninterest-earning assets	1,606,572			1,734,266
Total assets	$12,195,804			$12,481,258

Liabilities and Stockholders' Equity
Interest-bearing liabilities
Interest-bearing deposits	$4,824,374	$15,843	0.33%	$4,804,077	$15,523	0.32%
Notes payable and other borrowings	2,666,438	42,580	1.60%	3,128,152	45,732	1.46%
Total interest-bearing liabilities	7,490,812	58,423	0.78%	7,932,229	61,255	0.77%
Noninterest-bearing liabilities
Noninterest-bearing deposits	2,241,561			2,187,336
Other liabilities	665,878			647,985
Total liabilities	10,398,251			10,767,550
Stockholders’ equity	1,795,219			1,713,030
Noncontrolling interest	2,334			678
Total liabilities and stockholders' equity	$12,195,804			$12,481,258

Net interest income (2)		$399,984			$411,584
Net interest spread (2)			3.53%			3.61%
Net interest margin (2)			3.76%			3.81%

(1)	Average balance includes non-accrual loans.
(2)

Presented on a taxable equivalent basis with taxable equivalent adjustments based on a 35% federal income tax rate. The taxable equivalent adjustments to interest income were $0.6 million and $0.8 million for the three months ended December 31, 2016 and 2015, respectively, and $2.4 million and $3.0 million for the year ended December 31, 2016 and 2015, respectively.

Conference Call Information

Hilltop will host a live webcast and conference call at 8:00 AM Central (9:00 AM Eastern) on Friday, January 27, 2017. Hilltop Co-CEOs Jeremy B. Ford and Alan B. White and other key management members will review fourth quarter 2016 financial results. Interested parties can access the conference call by dialing 1-877-508-9457 (domestic) or 1-412-317-0789 (international). The conference call also will be webcast simultaneously on Hilltop’s Investor Relations website (http://ir.hilltop-holdings.com).

About Hilltop

Hilltop Holdings is a Dallas-based financial holding company. Its primary line of business is to provide business and consumer banking services from offices located throughout Texas through PlainsCapital Bank. PlainsCapital Bank’s wholly owned subsidiary, PrimeLending, provides residential mortgage lending throughout the United States. Hilltop Holdings’ broker-dealer subsidiaries, Hilltop Securities Inc. and Hilltop Securities Independent Network Inc., provide a full complement of securities brokerage, institutional and investment banking services in addition to clearing services and retail financial advisory. Through Hilltop Holdings’ other wholly owned subsidiary, National Lloyds Corporation, it provides property and casualty insurance through two insurance companies, National Lloyds Insurance Company and American Summit Insurance Company. At December 31, 2016, Hilltop employed approximately 5,400 people and operated approximately 450 locations in 43 states. Hilltop Holdings' common stock is listed on the New York Stock Exchange under the symbol "HTH." Find more information at Hilltop-Holdings.com, PlainsCapital.com, PrimeLending.com, Nationallloydsinsurance.com and Hilltopsecurities.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. For a discussion of certain factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other reports that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

Source: Hilltop Holdings Inc.